CVR Partners, LP Investor Presentation November 2018

Safe Harbor Statement and Non-GAAP Financial Measures Safe Harbor Statement The following presentation contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding future: nitrogen consumption; corn demand, stocks, pricing, consumption and planting; market position; logistics (including costs thereof); on- stream rates; fertilizer demand growth; UAN and nitrogen pricing and supply including supply/demand imbalances; netbacks; impacts of rail loading rack at Coffeyville; facility flexibility and storage capabilities; and financial information. The assumptions and estimates underlying forward-looking statements are inherently uncertain, many of which are beyond our control, and are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective information. Accordingly, there can be no assurance that we will achieve the future results we expect or that actual results will not differ materially from expectations. The forward-looking statements included in this presentation are made only as of the date hereof. You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to those set forth under “Risk Factors” in CVR Partners, LP’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other filings CVR Partners, LP makes with the Securities and Exchange Commission. CVR Partners, LP assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures Certain financial information included herein, including EBITDA, Adjusted EBITDA, Pro Forma Adjusted EBITDA and Free Cash Flow are not presentations made in accordance with U.S. GAAP, and use of such terms varies from others in the same industry. Non-GAAP financial measures should not be considered as alternatives to income from continuing operations, income from operations or any other performance measures derived in accordance with U.S. GAAP as measures of operating performance or cash flows as measures of liquidity. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures to the most directly comparable financial 1 measures calculated in accordance with U.S. GAAP.

Key Investment Highlights  CVR Partners, LP (NYSE: UAN) is a leading North American producer and distributor of nitrogen fertilizer products - Delivered ~1.5MM tons of nitrogen products during LTM September 2018 - Structured as a publicly-traded master limited partnership (variable distributions) • General Partner does not receive Incentive Distribution Rights (IDRs) - Adjusted LTM September 2018 EBITDA of $65.4 million  Experienced management team  Early stages of recovery in the nitrogen fertilizer industry - Imports are down due to high input and logistics costs - Strong corn demand and lower stock to use ratio - Anticipated increase in corn planting acreage in 2019  Attractive market position - Plants are strategically located in the heart and near the corn belt - Low cost logistics - High on-stream rates at production facilities 2

Solid Trends In Fertilizer Demand Growth  Global nitrogen consumption increased Global Nitrogen Consumption by 20% between 2005 and 2015 driven 250.0 by: 200.0 s e − Population growth n n o 150.0 T n o i l − Decrease in farmland per capita l i M 100.0 − Biofuel consumption 50.0 − Continued evolution to more protein-based diets in developing countries 0.0 Global Arable Land per Capita U.S. Nitrogen Consumption 20.0 0.26 18.0 16.0 n s e o 0.24 14.0 n s r n e o 12.0 T P r n o e 10.0 i l p 0.22 l i s M 8.0 e r a t 6.0 c e 0.20 4.0 H 2.0 0.18 0.0 Source: International Fertilizer Industry Association; U.S. Bureau of the Census (International Data Base) and USDA. 3

U.S. Nitrogen Supply & Demand Corn Stocks to Use Compared to Net Back Fertilizer Pricing U.S. Nitrogen Supply & Demand 16,000 14,000 12,000 10,000 ) s n o t c 8,000 i r t e m n e 6,000 g o r t i n f 4,000 o s ’ 0 0 0 ( 2,000 0 • Estimated reduced corn stocks supports improving fundamentals for corn prices -2,000 • 2018 UAN summer fill prices improved $32 per -4,000 ton over last year Production Imports Exports • Major global nitrogen capacity build cycle largely complete in 2017/2018. Product demand expected to exceed new supply for the next several years 4 Source: NPK Fertilizer Consultant, USDA, Blue Johnson and Associates, Inc.

Strong Demand for Corn in the U.S. U.S. Domestic Corn Use (Bushels in billions)  Corn has variety of uses and 14 applications, including feed grains, 12 10 ethanol for fuel and food, seed and 8 industrial (FSI) 6 4  Feed grains 2 0 − ~96% of domestic feed grains are supplied by corn Feed / Residual Use Ethanol FSI − Consumes ~38% of annual corn crop(1) Domestic Corn Planted Acres and Yield per Acre Million planted acres Bushels per harvested acre 120 200 180  Ethanol 100 160 140 (1) 80 − Consumes ~38% of annual corn crop 120 60 100 80 40  Corn production driven more by 60 40 20 yield than acres planted 20 0 0 Planted acres Yield per acre Source: USDA Economic Research Service and USDA WASDE. 5 (1) Based on most recent five year average.

Attractive Market Position  Large geographic footprint serving the Southern Plains and Corn Belt region  Well positioned to minimize distribution costs and maximize net back  New rail loading rack at Coffeyville increases optionality of customer markets due to greater access to BNSF delivery points  Facility flexibility due to storage capabilities at the plants and offsite locations  Marketing agreement with LSB Industries Pryor, OK, facility’s UAN production 6

Key Operating Statistics Coffeyville East Dubuque On-Stream Factors On-Stream Factors Consolidated Feedstocks Costs(1) Consolidated Sales Revenue(1) Urea Hydrogen Products 12% 7% Ammonia 25% Pet Coke 24% Natural Gas UAN 64% 68% (1) For the last twelve months ended September 30, 2018. 7 7

Solid Financial Profile Unaudited Selected Balance Sheet Data As of September 30, 2018 (in millions) Cash and Cash Equivalents $ 61.4 Working Capital $ 57.5 Total Assets $ 1,218.5 Total Debt $ 647.2 (1) Total Partners' Capital $ 501.2 Unaudited Selected Income Statement Data For the Twelve Months Ended September 30, 2018 (in millions, except per unit data) Net Sales $ 331.2 EBITDA $ 59.0 Adjusted EBITDA $ 65.4 Net Loss $ (76.1) EPU - Diluted $ (0.67) Weighted Average Diluted Units Outstanding 113.3 Unaudited Selected Credit Metrics Total Debt to Adjusted EBITDA 9.9 x Net Debt to Adjusted EBITDA 9.0 x (2) Total Debt to Capital 56% Net Debt to Capital 54% (2) (1) (1) Gross debt not net of unamortized debt issuance costs or unamortized discount (2) (2) Net Debt defined as Total Debt Less Cash and Cash Equivalents 8

CVR Partners’ 2018 Q3 and YTD Results In millions, except product price at gate per ton and per unit data Three Months Ended Nine Months Ended September 30, September 30, 2018 2017 2018 2017 UAN Product Price Per Ton at Gate (1) $170 $138 $169 $158 Ammonia Product Price Per Ton at Gate (1) $297 $214 $329 $287 Net Sales $79.9 $69.4 $253.0 $252.6 Net Income (Loss) ($13.1) ($31.6) ($48.7) ($45.4) EBITDA (2) $18.6 $3.6 $51.3 $56.6 Adjusted EBITDA(2) $18.6 $5.0 $57.7 $58.1 Available Cash for Distribution (2) ($0.1) ($1.3) ($4.3) $0.6 Distribution Declared Per Unit $ -- $ -- $ -- $0.00 Common Units Outstanding 113.3 113.3 113.3 113.3 (1) Product pricing at gate represents net sales less freight revenue divided by product sales volumes in tons and is show in order to provide a pricing measure that is comparable across the fertilizer industry. (2) See page 15 for reconciliation of Net Income (Loss) to EBITDA, Adjusted EBITDA and Available Cash for Distribution 9

Key Investment Highlights  Leading North American producer and distributor of nitrogen fertilizer products  Experienced management team  Early stages of recovery in the nitrogen fertilizer industry - Imports are down due to high input and logistics costs - Strong corn demand and lower stock to use ratio - Anticipated increase in corn planting acreage in 2019  Attractive market position - Plants are strategically located in the heart and near the corn belt - Low cost logistics - High on-stream rates at production facilities 10

Experienced Management Team Dave Lamp: Executive Chairman – 37 years Mark Pytosh: CEO & President – 32 years Tracy Jackson: CFO & EVP – 26 years Melissa Buhrig: EVP, General Counsel & Secretary – 19 years Neal Barkley: VP & Facility GM Coffeyville – 37 years Marc Gilbertson: VP & Facility GM East Dubuque – 26 years Matthias (Matt) Green: VP Marketing – 34 years 11

Appendix

Farming Activities & Seasons

	January-March	April-June	July-September	October-December
Season	Dealer/Distributor Fill Orders & Wheat Topdress	Spring Planting	Dealer/Distributor Fill Orders	Dealer/Distributor Fill Orders & Fall Planting
Crop	No Planting	Corn Planting	Wheat Planting (Southern Territories)	Wheat Planting
Nitrogen Need	Fill Orders & Topdress	Topdress & Sidedress	Fill Orders	Fill Orders & Topdress
Pricing & Shipments	Prompt Pricing & Shipments Forward Pricing for Prepay Orders for Q2 Delivery Delivery of Prior Year Prepay Orders	Prompt Pricing & Shipments Delivery of Prior Year & Q1 Prepay Orders	Prompt Pricing & Shipments Forward Pricing for Fill Orders for Q4 Delivery	Prompt Pricing & Shipments Forward Pricing for Prepay Orders for Next Year Q1 & Q2 Delivery Delivery of Q3 Fill Orders

13

CVR Partners – Annual Reconciliation of Consolidated Net Income (Loss) to Adjusted EBITDA and Free Cash Flow FY Ended December 31, Q4 Q1 Q2 Q3 LTM Q3 ($ in millions) 2014 2015 2016 2017 2017 2018 2018 2018 2018 Net Income (Loss) $ 76.1 $ 62.0 $ (26.9) $ (72.8) $ (27.4) $ (19.1) $ (16.5) $ (13.1) $ (76.1) (+) Interest expense and other financing costs, net 6.7 7.0 48.6 62.9 15.8 15.7 15.7 15.7 62.9 (+) Depreciation and amortization 27.3 28.4 58.2 74.0 19.1 16.4 20.5 16.0 72.0 (+) Income tax expense - - 0.3 0.2 0.2 - - - 0.2 EBITDA $ 110.1 $ 97.4 $ 80.2 $ 64.3 $ 7.7 $ 13.0 $ 19.7 $ 18.6 $ 59.0 (+) Major scheduled turnaround expense - 7.0 6.6 2.6 - - 6.4 - 6.4 (+) Share-based compensation, non-cash 0.2 0.1 - - - - - - - (+) Loss on extinguishment of debt - - 4.9 - - - - - - (+) Expenses associated with the merger - 2.3 3.1 - - - - - - (-) Insurance recovery - business interruption - - (2.1) (1.1) - - - - - Adjusted EBITDA $ 110.3 $ 106.8 $ 92.7 $ 65.8 $ 7.7 $ 13.0 $ 26.1 $ 18.6 $ 65.4 (-) Maintenance capital expenditures (4.7) (9.6) (13.7) (14.1) (3.0) (2.3) (4.1) (4.5) (13.9) Free Cash Flow (1) $ 105.6 $ 97.2 $ 79.0 $ 51.7 $ 4.7 $ 10.7 $ 22.0 $ 14.1 $ 51.5 (1) Free cash flow defined as Adjusted EBITDA less maintenance capital expenditures. 14

CVR Partners – Unaudited 2018 Q3/YTD Reconciliation of Net Income (Loss) to EBITDA, Adjusted EBITDA and Cash Available for Distribution Three Months Ended Nine Months Ended September 30 September 30 ($ in millions) 2018 2017 2018 2017 Net Income (Loss) $ (13.1) $ (31.6) $ (48.7) $ (45.4) Interest expense and other financing costs, net 15.7 15.7 47.1 47.1 Depreciation and amortization 16.0 19.5 52.9 54.9 EBITDA $ 18.6 $ 3.6 $ 51.3 $ 56.6 Major scheduled turnaround expense - 2.5 6.4 2.6 Share-based compensation, non-cash - - - - Insurance recovery - business interruption - (1.1) - (1.1) Adjusted EBITDA $ 18.6 $ 5.0 $ 57.7 $ 58.1 Net cash interest expense (excluding capitalized interest) (14.9) (15.0) (44.7) (44.9) and debt service Maintenance capital expenditures (4.5) (2.7) (10.9) (11.1) Major scheduled turnaround expenses - (2.5) (6.4) (2.6) Insurance recovery - business interruption - 1.1 - 1.1 Cash reserves for future operating needs 0.7 12.8 - - Available Cash for Distribution $ (0.1) $ (1.3) $ (4.3) $ 0.6 15